GREAT-WEST FUNDS, INC.
Great-West Goldman Sachs Mid Cap Value Fund
Institutional Class: MXKJX
Initial Class Ticker: MXMVX

(the “Fund”)

Supplement dated February 8, 2016 to the Prospectus and Summary Prospectus for the
Fund, each dated May 1, 2015, and the Statement of Additional Information
for Great-West Funds, Inc., dated September 8, 2015

Effective immediately, Ron Hua is no longer a portfolio manager to the Fund. All references to Ron Hua in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2015, and the Statement of Additional Information for Great-West Funds, Inc., dated September 8, 2015.

Please keep this Supplement for future reference.